                       THE DEFENSIVE EQUITY PORTFOLIO
                   OF ANALYTIC OPTIONED EQUITY FUND, INC.

                        SUPPLEMENT TO THE PROSPECTUS
                             DATED MAY 12, 1997


                                 DISTRIBUTOR

     UAM Fund Distributors, Inc., a wholly-owned subsidiary of United Asset management Corporation, has agreed to act at the distributor of the Fund's shares. Its principal office is located at 211 Congress Street, Boston, Massachusetts 02110. Under a Distribution Agreement with the Fund (the "Distribution Agreement"), the Distributor, as agent of the Fund, has agreed to use its best efforts as sole distributor of Fund shares. The Distributor does not receive any fee or other compensation under the Distribution Agreement. The Distribution Agreement provides that the Fund will bear costs of registration of its shares with the SEC and various states as well as the printing of its prospectuses, its Statement of Additional Information and its reports to shareholders.


                            ADMINISTRATIVE SERVICES

     UAM Fund Services, Inc., a wholly-owned subsidiary of United Asset Management Corporation, has agreed to perform and oversee all administrative, fund accounting, dividend disbursing and transfer agent services to the Fund pursuant to a Fund Administration Agreement with the Fund (the "Administration Agreement"). For its services UAM Fund Services receives a fee based on net assets. UAM Fund Services' principal office is located at 211 Congress Street, Boston, Massachusetts 02110. UAM Fund Services has subcontracted some of these services to Chase Global Funds Services Company, an affiliate of The Chase Manhattan Bank. Chase Global Funds Services
Company is located at 73 Tremont Street, Boston, Massachusetts 02108.

     Effective May 8, 1997, Chase Global Funds Services Company will be the sub-dividend disbursing agent, sub-transfer agent and sub-shareholder servicing agent. The shareholder servicing phone number continues to be
(800) 374-2633. All other administrative and accounting functions will be performed by UAM Fund Services effective May 15, 1997.

     PURCHASE BY MAIL. Initial and subsequent purchases of Fund shares may be made by mailing a completed and signed application, together with a check payable to the Fund, to:

     Analytic Funds                           STREET ADDRESS (OVERNIGHT MAIL)
     c/o Chase Global Fund Services Company   73 Tremont Street
     P.O. Box 2798                            Boston, MA 02108
     Boston, MA 02208
     (800) 374-2633



                            DATED:  MAY 12, 1997

                        THE DEFENSIVE EQUITY PORTFOLIO
                    OF ANALYTIC OPTIONED EQUITY FUND, INC.


            SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
                              DATED MAY 12, 1997

     ADMINISTRATIVE SERVICES. UAM Fund Services, Inc., a wholly-owned subsidiary of United Asset Management Corporation, has agreed to perform and oversee all administrative, fund accounting, dividend disbursing and transfer agent services to the Fund pursuant to a fund Administration Agreement with the Fund (the "Administration Agreement") dated on or about May 15, 1997. UAM Fund Services has subcontracted some of these services to Chase Global Funds Services Company, an affiliate of The Chase Manhattan Bank.

     The Fund pays UAM Fund Services a two part monthly fee: a Fund specific fee, at the annual rate of 0.06% of net assets which is retained by UAM Fund Services and a sub-administration fee which UAM Fund Services' monthly fee for its services is calculated on an annualized basis as follows:

     0.19 of 1% of the first $200 million of total net assets of the Fund
     0.11 of 1% of the next $800 million of total net assets
     0.07 of 1% of total net assets over $1 billion up to $3 billion
     0.05 of 1% on total net assets over $3 billion

     The Fund is subject to a graduated minimum fee schedule which starts at $2,000 per month and increases to $70,000 annually after eighteen months. If a separate class of shares is added, its minimum annual fee increases by $20,000.

     The fees paid to Chase Global Funds Services are the responsibility of UAM Fund Services, and not the Fund.

     Under the Fund Administration Agreement, any liability of UAM Fund Services to the Fund and its shareholders is limited to situations involving its own willful misfeasance, bad faith, gross negligence or reckless disregard of duties. In addition, the Fund has agreed to indemnify UAM Fund Services against certain matters, including all expenses arising out of actions of UAM Fund Services pursuant to the Administration Agreement (other than those involving UAM Fund Services' willful misfeasance, bad faith, gross negligence or reckless disregard of duties).

     UAM Fund Services may assign its obligations under the Fund
Administration Agreement to subcontractors approved by the Board of Directors, but no such assignment will relieve UAM Fund Services of its obligations to the Fund. The Agreement may be terminated without penalty upon 60-days' written notice by either party.

     DISTRIBUTOR. UAM Fund Distributors, Inc. a wholly-owned subsidiary of United Asset Management Corporation distributes shares of the Fund. Under the Distribution Agreement (the "Distribution Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of Fund Shares. The Distributor does not receive any fee or other compensation under the Agreement. The Agreement continues in effect as long as it is approved at least annually by the Fund's Board of Directors. Those approving the Agreement must include a majority of Directors who are not interested persons of any party to the Agreement.

     The term and termination provisions of the Distribution Agreement are similar to those of the Fund's Investment Management Agreement. In addition, it contains provisions limiting the liability of, and providing indemnification to, the Distributor, that are similar to those of the Fund Administration Agreement, except that nothing in the Agreement protects the Distributor from any liabilities which it may have under the Securities Act of 1933 or the Investment Company Act of 1940.




                            DATED:  MAY 12, 1997